                             REGISTRATION RIGHTS AGREEMENT


         Agreement dated the 29th day of March, 1993, by and between CAMBRIDGE HEART, INC., a Delaware corporation with offices at 645 Madison Avenue, New York, N.Y. 10022 (the "Company"), and KBL Healthcare, Inc., located at 645 Madison Avenue, New York, N.Y. 10022 (the "Holder").

         WHEREAS, Holder is a substantial holder of common stock, par value $.001 per share, of the Company ("Common Stock"); and

         WHEREAS, Holder desires to have certain registration rights under the securities laws, and the Company desires that Holder have such registration rights.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the parties hereby agree as follows:

              1.   Registration Rights
                   -------------------

                   1.1  Certain Definitions.
                        -------------------

                   As used in this Agreement, the following terms shall have the following respective meanings:

                   (a)  "Commission" shall mean the Securities and Exchange
                         ----------
         Commission or any other federal agency at the time administering the Securities Act.

                   (b)  The terms "Register", "Registered" and
                                   --------    ----------
         "Registration" refer to a registration effected by preparing and
          ------------
         filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering by the Commission of the effectiveness of such Registration
         Statement.

                   (c)  "Registrable Securities" shall mean the shares of
                         ----------------------
         Common Stock listed on Schedule A hereto (and any securities of the Company issued in exchange therefore) issued to the holders listed thereon.

                   (d)  "Registration Expenses" shall mean all expenses
                         ---------------------
         incurred by the Company in complying with this Section 1, including, without limitations, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such Registration.

                   (e)  "Restriction Termination Date" shall mean, with
                         ----------------------------
         respect to any Registrable Securities, the date on which the Company shall have notified the Holder of such Registrable Securities in writing that it has determined that such Registrable Securities may be sold pursuant to Rule 144 (or any successor provision) without restriction under Rule 144(e) thereof, and, based upon such determination, the legend shall have been removed.

                   (f)  "Selling Expenses" shall mean all underwriting
                         ----------------
         discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

              1.2  Request for Registration
                   ------------------------

                   1.2.1     Request and Filing.  If the Company shall
                             ------------------
         receive a written request from holders holding a majority of the then outstanding Registrable Securities, to register all or part of the outstanding Registrable Securities, the Company shall, as promptly as practicable, prepare and file with the Commission a Registration Statement sufficient to permit the public offering and sale of such Registrable Securities and the Registrable Securities of any other holders desiring to have all or part of the Registrable Securities held by them so registered, and will use its best efforts through its officers, directors, auditors and counsel to cause such Registrable Statement to become effective as promptly as practicable and to maintian the effectiveness thereof for at least nine months; provided, however, that the Company
                                   --------  -------
         shall not be obligated to file such Registration Statement covering the Registrable Securities until twelve months following the completion of its initial public offering and, provided,
                                                            --------
         further, that the Company shall only be obligated to file two
         -------
         Registration Statements for which all expense incurred in connection with such Registration (other that the fees and disbursements of counsel for holders of Registrable Securities and underwriting discounts, if any, payable in respect of the Registrable Securities sold by such holders) shall be borne by the Company. Notwithstanding the foregoing, the Company shall have no obligation to comply with the foregoing provisions of this Section
         1.2 if, in the opinion of counsel to the Company reasonably acceptable to the person or person from whom, or on whose behalf, such written request has been received, registration under the Securities Act is not required for the transfer of the Registrable Securities in the amount and manner proposed by such person or persons.

                   1.3  Blue Sky.  In the event of any Registration
                        --------
         pursuant to this Section 1, the Company will exercise its best efforts to Register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonable requested by the Holders for the distribution of such securities; provided, however, that the Company shall not be required to qualify to do business, to file a general consent to service of process or to subject itself to taxation in any state or jurisdiction in which it is not now qualified. The Company will furnish to the Holder written advice of its counsel with respect to registration or exemption of such Registrable Securities in such jurisdictions.

                   1.4  Expenses of Registration.  All Registration
                        ------------------------
         Expenses incurred in connection with a Registration pursuant to
         Section 1.2 shall be borne by the Company. All Selling Expenses shall be borne by the Holder.

                   1.5  Registration Procedures.
                        -----------------------

                        1.5.1  Advice by Company.  The Company will keep
                               -----------------
         the Holder advised as to the initiation and completion of such Registration. At its expense the Company will (i) use its best efforts to keep such Registration effective until the earlier of the date on which the Holder has completed the distribution described in the Registration Statement or the Restriction Termination Date with respect to such Securities; and (ii) furnish such number of prospectuses (including preliminary prospectuses) and other documents as the Holder from time to time may reasonably request.

                        1.5.2  Amendments.  The Company will promptly
                               ----------
         prepare and file with the Commission such amendments and prospectus supplements, including post-effective amendments declared effective as promptly as practicable; cause the related prospectus to be supplemented by any prospectus supplement, and as so supplemented, to be filed with the Commission; and notify the Holder of any securities included in such Registration Statement and the underwriter thereof, if any, promptly when a prospectus, any prospectus supplement or post-effective amendment must be filed or has been filed and, with respect to any post-effective amendment, when the same has become effective.

                        1.5.3  Underwritten Offerings.  At the request of
                               ----------------------
         the Holder requesting Registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale pursuant to such Registration in an underwritten offering pursuant to Section 1.2, the Company with (a) furnish (i) an opinion, dated as of such date, of the independent counsel representing the Company for the purposes of such Registration, addressed to the underwriter, in a customary form and covering matters of the type customarily covered in such legal opinions; and (ii) a comfort letter dated as of such date, form the independent certified public accountants of the Company addressed to the underwriter in a customary form and covering matters of the type customarily covered by such comfort letters; such opinion of counsel shall additionally cover such other legal matters with respect to the Registration in respect of which such opinion is being given as such underwriter may reasonably request and such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five business days prior to the date of such letter) with respect to the Registration in respect of which such letter is being given as such underwriter may reasonably request; and (b) with such Holder, enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

              1.6  Information Furnished by Holder.  It shall be a
                   -------------------------------
         condition precedent to the Company's obligations under this Agreement that the Holder furnish to the Company in writing such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request.

              1.7  Indemnification.
                   ---------------

                   1.7.1  Company's Indemnification of Holder.  The Company
                          -----------------------------------
         will indemnify Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each of its officers, directors, constituent partners, and each person who controls any underwriter against all claims, losses, damages or liabilities arise out of or are based upon ay untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related Registration Statement incident to any such Registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration; and the Company will reimburse Holder, each such underwriter and each person who controls such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 1.7.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld or delayed); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by Holder, underwriter or controlling person for use in connection with the offering of securities of the Company. Notwithstanding the above, the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement; alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of any underwriter or Holder, if there is no underwriter, if a copy of the final prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act if the final prospectus corrected the untrue statement or omission or alleged untrue statement or omission.

                        1.7.2  Holders' Indemnification of Company.  Holder
                               -----------------------------------
         will, if Registrable Securities held by Holder are included in the Securities as to which a Registration is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Company, such directors, officers, partners, persons, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by Holder and stated to be specifically for use in connection with the offering of Securities of the Company.

                        1.7.3  Indemnification Procedure.  Promptly after
                               -------------------------
         receipt by an indemnified party under this Section 1.7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 1.7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the right to employ separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified parties unless the named parties to such action or proceedings include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if the indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party, as the case may be, it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel at anytime for the indemnifying party and all indemnified parties, which counsel shall be designated in writing by the Holders of a majority of the Registrable Securities). If the indemnifying party withholds consent to a settlement or proposed settlement by the indemnified party, it shall acknowledge to the indemnified party its indemnification obligations hereunder.

                        1.7.4  Contribution.  If the indemnification
                               ------------
         provided for in this Section 1.7 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determine by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or the alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigation or defending any action, suit, proceeding or claim.

                   1.8  Transfer of Rights.  As defined herein, the term
                        ------------------
         Transfer shall mean any sale, hypothecation, transfer or other disposition of Registrable Securities or any interest therein other than a sale registered under a Registration Statement. The right to cause the Company to Register Registrable Securities granted by the Company to Holder under this Section 1 may be assigned by Holder in connection with any sale or transfer of such Registrable Securities.

              2. This Agreement may only be amended with the written consent of holders of 51% of the Registrable Securities then outstanding. Any amendment effected in accordance with this
         Section 2 shall be binding upon each holder of any Registrable Securities then outstanding each future holder of all such Registrable Securities and the Company. The Company shall send notice of any such amendment to all holders of Registrable Securities.

              3. This Agreement shall be binding upon the Company, its successors and assigns, and shall inure to the benefit of the Holder, his heirs, executors, administrators and assigns.

              4. All notices, requested, demand and other communications hereunder must be in writing and shall be deemed to have been given if delivered by hand, facsimile or mailed by certified mail, return receipt requested, postage prepaid, and addressed to the respective parties hereto at their addresses as follows or at such other address as a party hereto may specify by notice in the manner provided herein to the other parties:

                          If to the Corporation:

                          Cambridge Heart, Inc.
                          645 Madison Avenue
                          New York, NY 10022

                          with a copy to:

                          Squadron, Ellenoff, Plesent, Sheinfeld & Sorkin 551 Fifth Avenue
                          New York, NY  10176

                          Attention:  Kenneth R. Koch, Esq.

                          If to Holder:

                          To the Address of the Holder set forth above.

              5. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed therein.

              IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                       CAMBRIDGE HEART, INC.



                                       By:  /s/
                                            _____________________________



                                       KBL HEALTHCARE, INC.



                                       By:  /s/
                                            -----------------------------

                             SCHEDULE A TO REGISTRATION
                             --------------------------

                                  RIGHTS AGREEMENT
                                  ----------------


                                       Number of Shares
         Name of Holder                of Common Stock
         --------------                ----------------

         Richard Cohen, M.D., Ph. D.        2,500,000

         Marlene R. Krauss, M.D.            1,007,116

         Laurence Blumberg, M.D.              628,000

         Zachary C. Berk                      615,452

         Daniel D. Lubin                      311,646

         Jordan Davis                         125,910

         Amy Galbut                            12,820

         KBL Healthcare, Inc.                 439,056